                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 30, 2001

                             Viasys Healthcare Inc.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                  001-16121                  04-3505871
    -----------------             ------------           -------------------
     (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction                File Number)           Identification No.)
    of Incorporation)


     700 South Henderson Road, Suite 202
        King of Prussia, Pennsylvania                            19406
    --------------------------------------                    ----------
    Address of Principal Executive Offices                    (Zip Code)




Registrant's telephone number, including area code: (610) 992-5881


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)   Exhibits.

              Exhibit No.       Description
              -----------       -----------


                  99.1 Press release dated October 30, 2001 announcing the Registrant's financial results for the quarter ended September 29, 2001 and providing guidance through 2003


                  99.2 Supplemental financial information of the Registrant for the seven fiscal quarters ended September 29, 2001



ITEM 9. REGULATION FD DISCLOSURE.

         On October 30, 2001, Viasys Healthcare Inc. announced its financial results for the quarter ended September 29, 2001 and provided guidance through 2003. The full text of the press release issued in connection with the announcement is filed as 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.


         Viasys also plans to furnish investors with additional information as to its results of operations for the seven fiscal quarters ended September 29, 2001 in the form of Exhibit 99.2 hereto, which is incorporated herein by this reference.




                                   SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2001               VIASYS HEALTHCARE INC.


                                     By:     /s/Randy H. Thurman
                                             ---------------------------------
                                     Name:   Randy H. Thurman
                                     Title:  President and Chief Executive
                                             Officer
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                                 EXHIBIT INDEX



               Exhibit No.       Description
               -----------       -----------

                  99.1 Press release dated October 30, 2001 announcing the Registrant's financial results for the quarter ended September 29, 2001 and providing guidance through 2003


                  99.2 Supplemental financial information of the Registrant for the seven fiscal quarters ended September 29, 2001